Exhibit 10.17

MIND MEDICINE (MINDMED) INC.

STOCK OPTION PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Mind Medicine (MindMed) Inc. Stock Option Plan (the “Plan”) will have the same defined meanings in this Stock Option Agreement, which includes this Notice of Stock Option Grant (the “Notice of Grant”).

NOTICE GRANT

Participant: [[FIRSTNAME]] [[LASTNAME]]

Address: [[RESADDR1]] [[RESADDR2]] [[RESCITY]] [[RESSTATEORPROV]] [[RESPOSTALCODE]] [[RESCOUNTRY]]

The undersigned Participant has been granted an Option to purchase Shares of the Corporation , subject to the terms and conditions of the Plan are as follows:

Grant Number: [[GRANTNUMBER]]

Date of Grant: [[GRANTDATE]]

Vesting Commencement Date: [[VESTINGSTARTDATE]]

Number of Shares Subject to the Option: [[SHARESGRANTED]]

Type of Grant: Option

Option:

Exercise Price per Share (USD):$ [[GRANTCODE1]]

Total Exercise Price (USD): $[[GRANTCODE2]]

Type of Option: NQ

Term/Expiration Date: [[GRANTEXPIRATIONDATE]]

These Options will be exercisable, in whole or in part, in accordance with the following schedule:

[[VESTINGTEMPLATEDESC]]

Termination of Employment:

Section 15 of the Plan sets out the early termination provisions if the Participant has an Event of Termination. In no event may this Option be exercised after the Term/Expiration Date as provided above.

By Participant's signature and the signature of the representative of the Corporation below, Participant and the Corporation agree that this Agreement is granted under and governed by the terms and conditions of the Plan. Participant acknowledges receipt of a copy of the Plan. Participant has reviewed the Plan in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan and this Agreement. Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Administrators upon any questions relating to the Plan and the Agreement. Participant further agrees to notify the Corporation upon any change in the residence address indicated below.

[[SIGNATURE]]

PARTICIPANT	MIND MEDICINE (MINDMED) INC

/s/ Carrie Liao

[[FIRSTNAME]] [[LASTNAME]]	Carrie Liao
Chief Accounting Officer